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                                                                    EXHIBIT 23.6

                 CONSENT TO BE NAMED IN REGISTRATION STATEMENT

     I, the undersigned, hereby consent to be named as a nominee for election as a director of Ragen MacKenzie Group Incorporated ("RMGI") in the Form S-4 and the Form S-1 Registration Statements that were initially filed by RMGI with the Securities and Exchange Commission on April 17, 1998 and April 22, 1998, respectively.

     DATED: 4/28/98                    Signature: /s/ Gregory B. Maffei
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                                       Print name: Gregory B. Maffei
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